UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2021

Infinity Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Massachusetts Avenue, Floor 4, Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value	INFI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Forward Looking Statements
This Form 8-K and the exhibits attached hereto contain forward-looking statements of Infinity Pharmaceuticals, Inc. (the “Company”) that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K and the exhibit attached hereto are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about the Company’s estimate regarding its cash balances for the year ended December 31, 2020 and other expectations regarding its business, plans, prospects and strategies. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including those Risk Factors discussed in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission (“SEC”), and its other filings with the SEC, available through the Company’s website at www.infi.com. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 2.02.     Results of Operations and Financial Condition.
Although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2020, the Company announced on January 6, 2021 that it expects to report that it had approximately $34.1 million in cash and investments (unaudited) as of December 31, 2020.
The information contained in Item 2.02 of this Form 8-K is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2020 and its results of operations for the three months and year ended December 31, 2020. The audit of the Company’s consolidated financial statements for the year ended December 31, 2020 is ongoing and could result in changes to the information set forth above.
The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01.     Other Events.
On January 6, 2021, the Company issued a press release announcing its 2021 business goals and financial guidance and providing an update regarding MARIO-275, its randomized, placebo controlled Phase 2 study evaluating the benefit of adding eganelisib to nivolumab in platinum-refractory, I/O naïve patients with advanced, metastatic urothelial cancer over nivolumab monotherapy. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained on the websites referenced in the press release is not incorporated herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated January 6, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.
Date: January 6, 2021	By:	/s/ Seth A. Tasker
Seth A. Tasker
Chief Business Officer